SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 21, 1994


                   JAMES RIVER CORPORATION OF VIRGINIA
            (Exact name of registrant as specified in its charter)


                                Virginia
                (State or other jurisdiction of incorporation)


           1-7911                               54-0848173
  (Commission File Number)         (IRS Employer Identification Number)


             120 Tredegar Street, Richmond, Virginia 23219
     (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code  (804) 644-5411

Item 5.   Other Events.

     On April 21, 1994, James River Corporation of Virginia ("James River" or the "Company") published a press release announcing the Company's results of operations for the first quarter ended March 27, 1994. The Company published its condensed consolidated balance sheets as of March 27, 1994 and March 28, 1993, its consolidated statements of operations for the quarters (13 weeks) ended March 27, 1994 and March 28, 1993, its condensed consolidated statements of cash flows for the quarters (13 weeks) ended March 27, 1994 and March 28, 1993, and certain segment information for the quarter ended March 27, 1994 and the year ended December 26, 1993. A copy of the press release which includes the consolidated financial statements is filed herewith as Exhibit 99.


Item 7.

     (c)  Exhibits

     99. Press release dated April 21, 1994, published by the registrant.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION of Virginia




                              By:/s/Michael J. Allan
                                 Michael J. Allan
                                 Vice President, Treasurer



Date:  April 25, 1994